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                                SECOND AMENDMENT

         This Second Amendment (the "Second Amendment") is made and entered into as of the _____ day of ______________, 1996, by and between First Capital Institutional Real Estate Ltd.-1, ("Landlord") by its agent, Equity Office Holdings, L.L.C., a Delaware limited liability company and Railcar, Ltd., a Georgia corporation, ("Tenant").

                                                  WITNESSETH

         WHEREAS, Landlord and Tenant are parties to that certain lease dated the 27th day of May, 1993 currently containing approximately 3,803 rentable square feet of space described as Suite No. 315 on the third (3rd) floor (the "Original Premises") of the building commonly known as Peachtree Palisades East and the address of which is 1819 Peachtree Road, N.E., Atlanta, Georgia (the "Building"), which lease has been previously amended or assigned by an instrument dated October 19,1994 and is hereby further amended (as so amended the Lease unless the context herein requires otherwise); and

         WHEREAS, Tenant and Landlord agree to relocate Tenant from the Original Premises to 5,465 rentable square feet of space described as Suite No. 455 on the fourth (4th) floor of Building shown on Exhibit A attached hereto (the "Substitution Space"); and

         WHEREAS, Tenant and Landlord are willing to do the same on the terms and conditions hereinafter set forth;

         WHEREAS, the Lease by its terms shall expire on April 30, 1998 ("Prior Termination Date"), and the parties desire to extend the Lease, all on the terms and conditions set forth below;

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         I. SUBSTITUTION. Effective as of the Substitution Effective Date (hereinafter defined), the Original Premises is hereby increased from 3,803 rentable square feet, described as Suite No. 315 on the third (3rd) floor of the Building, to 5,465 rentable square feet, described as Suite No. 455 on the fourth (4th) floor of the Building, by substituting the Substitution Space for the Original Premises. The Lease Term for the Substitution Space shall commence on the Substitution Effective Date and, unless sooner terminated pursuant to the terms of the Lease, shall end on the Extended Termination Date, as hereinafter defined.

         II.     SUBSTITUTION EFFECTIVE DATE.

         A. The Substitution Effective Date shall be the earlier to occur of (i) December 27, 1996 (the "Target Substitution Effective Date"), and (ii) the date upon which Landlord's improvement work in the Substitution Space (the "Landlord Work") has been substantially completed; provided however, that if Landlord shall be delayed in substantially completing the Landlord Work in the
Substitution Space as a result of the occurrence of any of the following   (a
"Delay"):

                 1. Tenant's failure to furnish information reasonably requested or to respond to any reasonable request by Landlord for any approval or information within any time period prescribed or, if no time period is prescribed, then within two (2) Business Days of such request; or

                 2. Tenant's insistence on materials, finishes or installations that have long lead times after having first been informed by Landlord that such materials, finishes or installations will cause a Delay; or

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                 3.       Changes in any plans and specifications mutually
agreed by Landlord and Tenant; or

                 4. The performance or non-performance by a person or entity employed by Tenant in the completion of any work (all such work and such persons or entity employed by Tenant in the completion of any work being subject to the prior approval of Landlord); or

                 5. Any request by Tenant that Landlord delay the completion of any of the Landlord Work; or

                 6. Any breach or default by Tenant in the performance of Tenant's obligation under the Lease; or

                 7. Any delay resulting from Tenant's having taken possession of the Substitution Space for any reason prior to substantial completion of the Landlord Work; or

                 8. Any other delay chargeable to Tenant, its agents, employees or independent contractors; or

                 9.       Any other cause reasonably beyond Landlord's control;

then, for purposes of determining the Substitution Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any such Delay(s), provided however, the Substitution Effective Date shall in no event be later than December 27, 1996. Notwithstanding anything herein to the contrary, the Substitution Effective Date will be deferred beyond December 27, 1996 to the extent substantial completion occurs thereafter due to Landlord fault or delay or contractor fault or delay in completing Landlord Work beyond the date submitted in contractor's bid for construction. The Substitution Space shall be deemed to be substantially completed on the date that Landlord's architect reasonably determines that all Landlord's work has been performed (or would have been performed absent any Delay[s]), other than any details of construction, mechanical adjustment or any other matter, the nonperformance of which does not materially interfere with Tenant's use of the Substitution Space. The adjustment of the Substitution Effective Date, if any, and accordingly, the postponement of Tenant's obligation to pay Rent on the Substitution Space shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Substitution Space not being ready for occupancy by Tenant on the Target Substitution Effective Date. During any period that the Substitution Effective Date is postponed and Tenant's obligation to pay Rent on the Substitution Space is correspondingly postponed, Tenant shall continue to be obligated to pay Rent on the Original Premises in accordance with the terms of the Lease without regard to this Second Amendment.

         B. In addition to the postponement, if any, of the Substitution Effective Date as a result of the applicability of Paragraph II.A. of this Second Amendment, the Substitution Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Substitution Space for any other reason reasonably beyond Landlord's control (other than Delays by Tenant), including, but not limited to, holding over by prior occupants. Any such delay in the Substitution Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. Landlord agrees to use reasonable efforts to cause Landlord Work to be completed by the Target Substitution Effective Date subject to the contractor's estimated date of completion of Landlord Work.

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         C.      The Substitution Space is subject to all the terms and
conditions of the Lease (as modified herein) except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions (which are non-remedial in nature, e.g. other than abatement due to condemnation, casualty, etc.) granted with respect to the Substitution Space unless such concessions are expressly provided for in this Second Amendment with respect to the Substitution Space. Effective as of the Substitution Effective Date, the Lease shall be terminated with respect to the Original Premises, and, unless otherwise specified, "Premises" shall mean the Substitution Space. After the Substitution Effective Date, Tenant shall have no further obligations under the Lease with respect to the Original Premises. Tenant shall vacate the Original Premises within two (2) business days following the date Landlord substantially completes Landlord Work in the Substitution Space (such date is referred to herein as the "Original Premises Vacation Date") and return the same to Landlord in accordance with the terms and conditions of the Lease.

         III. EXTENSION. The remaining Lease Term is hereby modified from one (1) year, four (4) months, and five (5) days expiring on April 30, 1998 ("Prior Termination Date") to sixty (60) months, ("Extended Lease Term") expiring on December 26, 2001 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Termination Date and ending on the Extended Termination Date shall be referred to herein as the "Extended Term."

         IV.     MONTHLY BASE RENTAL.

         Commencing on the Substitution Effective Date through the Extended Termination Date, the schedule of monthly installments of Base Rental contained in Exhibit B-1 of the Lease is hereby revised as follows:

         Tenant shall pay Landlord the sum of Four Hundred Forty-one Thousand Four Hundred Ninety-seven and 03/100 Dollars ($441,497.03) as Base Rental for the Substitution Space in sixty-two (62) installments (reduced by any installments +made+ in accordance with the following schedule due before the Substitution Effective Date) as follows:

         (i.)    One (1) installment of Nine Hundred Ninety-one and 63/100
Dollars ($991.63) payable on or before the first day of each month during the period beginning December 27, 1996 and ending December 31, 1996.

         (ii.)   Four (4) equal installments of Six Thousand One Hundred
Forty-eight and 13/100 Dollars ($6,148.13) each payable on or before the first day of each month during the period beginning January 1, 1997 and ending April 30, 1997.

         (iii.) Twelve (12) equal installments of Six Thousand Eight Hundred Thirty-one and 25/100 Dollars ($6,831.25) each payable on or before the first day of the month during the period beginning May 1, 1997 and ending April 30, 1998.

         (iv.)   Twelve (12) equal installments of Seven Thousand Two Hundred
Eighty-six and 67/100 Dollars ($7,286.67) each payable on or before the first day of each month during the period beginning May 1, 19998 and ending April 30, 1999.

         (v.)    Thirty-one (31) equal installments of Seven Thousand Seven
Hundred Forty-two and 08/100 Dollars ($7,742.08) each payable on or before the first day of each month during the period beginning May 1, 1999 and ending November 30, 2001.

         (vi.)   One (1) installment of Six Thousand Four Hundred Ninety-three and 36/100 Dollars ($6,493.36) payable on or before the first day of the month during the period beginning December 1, 2001 and ending December 26, 2001.

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         All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

         V. TENANT'S PRO RATA SHARE. For the period commencing with the Substitution Effective Date and ending on the Extended Termination Date,
(i)Tenant's Pro Rata Share for the Premises is Four and Twenty-six One Hundredths percent (4.26%), and (ii) for purposes of Exhibit B-2, the Base Year for the computation of Tenant's Pro Rata Share of Basic Costs applicable to the Substitution Space is 1996. Any Additional Base Rental and other operating expense allocations for any period shall be determined based on a weighted average of those Tenant's Pro Rata Share percentages and Base Year amounts as are applicable during the period. Tenant's obligation to pay Additional Base Rental with regard to the Substitution Space shall not commence until January 1, 1998.

         VI.     IMPROVEMENTS TO SUBSTITUTION SPACE.

         A. Tenant has inspected the Substitution Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as expressly provided otherwise in Exhibit C of this Second Amendment.

         B. COMPLETION OF LANDLORD WORK. Tenant acknowledges that any incomplete Landlord Work will be performed by Landlord in the Substitution Space during Normal Business Hours after the Substitution Effective Date unless postponed as provided herein. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant's business as is reasonably possible.

         VII. EARLY ACCESS TO SUBSTITUTION SPACE. During any period that Tenant shall be permitted to enter the Substitution Space prior to the Substitution Effective Date (e.g., to perform alterations or improvements), if any, Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional Base Rental as to the Substitution Space. If Tenant takes possession of the Substitution Space prior to the Substitution Effective Date for any reason whatsoever (other than the performance of work in the Substitution Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease, and Tenant shall pay Base Rental and Additional Base Rental as applicable to the Substitution Space to Landlord on a per diem basis for each day of occupancy prior to the Substitution Effective Date.

         VIII. HOLDING OVER. In the event Tenant continues to occupy the Original Premises after the Original Premises Vacation Date, such occupancy shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provision of this Lease. No holding over by Tenant in the Original Premises or payments of money by Tenant to Landlord after the Original Premises Vacation Date shall be construed to prevent Landlord from recovery of immediate possession of the Original Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth in
Article IV above during any such holdover period, Tenant also shall be liable to Landlord for all damage, including any consequential damage, which Landlord may suffer by reason of any holding over by Tenant in the Original Premises, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Original Premises to such other tenant or prospective tenant caused by Tenant's holding over.

         IX.     RENEWAL OPTION

         A. Tenant shall have the right to extend the Lease Term as to all space then leased for one (1) additional period of five (5) years (the "Renewal Term"), if:

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                 1.       Landlord receives notice of exercise ("Non-Binding
                 Renewal Notice") not less than nine (9) full calendar months prior to the expiration of the Extended Lease Term, and Binding Renewal Notice (hereinafter defined) not less than six (6) full calendar months prior to the expiration of the Extended Lease Term; and

                 2. Tenant is not in default under the Lease at the time that Tenant delivers its Non-Binding Renewal Notice and Binding Renewal Notice; and

                 3. No part of the Premises is sublet to any party other than Railcar Management, Inc. at the time that Tenant delivers its Non-Binding Renewal Notice and Binding Renewal Notice; and

                 4. The Lease has not been assigned to any party other than Railcar Management, Inc. pursuant to an assignment requiring Landlord's consent under the Lease on the date that Tenant delivers its Non-Binding Renewal Notice and on the date Tenant delivers its Binding Renewal Notice; and

                 5. Tenant executes and returns the Renewal Amendment (hereinafter defined) within fifteen (15) days after its submission to Tenant.

         B. The Initial Base Rental rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market Rate (hereinafter defined) per rentable square foot.

         C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Premises during the Renewal Term in accordance with Exhibit B-2 of the Lease, as amended by paragraph V above.

         D. Tenant shall be entitled to no less than two (2) unassigned parking spaces per 1,000 useable square feet of office space leased during the Renewal Term at the then current market rate for said spaces.

         E. Within thirty (30) days after receipt of Tenant's Non-Binding Renewal Notice, Landlord shall advise Tenant of the applicable Base Rental rate for the Premises for the Renewal Term. If Tenant desires to lease the Premises for the Renewal Term at such rate, Tenant shall give Landlord final binding written notice ("Binding Renewal Notice") no later than six (6) months prior to the expiration of the Extended Term (the "Notification Deadline"). If Tenant disagrees with Landlord s determination of the applicable Base Rental rate, Tenant, within thirty (30) days after the date on which Landlord advises Tenant of such rate, shall provide Landlord with a written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Renewal Notice or a Rejection Notice by the Notification Deadline, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Renewal Notice, Landlord and Tenant shall enter into the Renewal Amendment upon the terms and conditions set forth therein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Rate for the Premises during the Renewal Term. Upon agreement Tenant shall provide Landlord with a Binding Renewal Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions thereof.

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         F.      If Tenant is entitled to and properly exercises its Renewal
         Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rental, Lease Term, Termination Date and other appropriate terms. The Renewal Amendment shall be:

                 1. Sent to Tenant within a reasonable time after receipt of the Binding Renewal Notice; and

                 2. Executed by Tenant and returned to Landlord in accordance with paragraph A.5 above.

         G. For purposes hereof, "Prevailing Market Rate" shall mean the arms length fair market annual rental rate per rentable square foot for renewal leases and amendments entered into on or about the date on which the Prevailing Market Rate is being determined hereunder for space comparable to the Premises, in the Building and office buildings comparable to the Building in the Midtown Atlanta market. The determination of Prevailing Market Rate shall take into account any material economic differences between the terms of this Lease and any comparable lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market Rate shall also take into consideration any reasonably anticipated changes in the Prevailing Market Rate from the time such Prevailing Market Rate is being determined and the time such Prevailing Market Rate will become effective under this Lease.

         X.      RIGHT OF FIRST OFFER.

                 A. Tenant shall have an ongoing Right of First Offer through the Extended Lease Term on the 2,581 rentable square feet adjoining the Premises on the fourth (4th) floor of the Building effective upon execution of the Second Amendment and the 2,627 rentable square feet located on the fourth (4th) floor of the Building effective February 1, 1999 or such earlier date if said space should become available prior to February 1, 1999 (current lease expires 8/31/99) (collectively, the "Offer Space" and as further defined on Exhibit B attached hereto), which Right of First Offer shall be exercised as follows: when Landlord has a bonafide prospective third party tenant or existing tenant ("Prospect") interested in leasing all or any portion of the Offer Space or renewing or extending an existing lease with respect thereto (or otherwise amending an existing lease, the effect of which would be to allow an existing tenant or any other party the right to continue leasing or using such Offer Space beyond the date such right would terminate but for such amendment), Landlord shall advise Tenant in writing (the "Advice") of the terms under which Landlord is prepared to lease the Offer Space (or applicable portion thereof) to such Prospect, and Tenant may lease such Offer Space, under such terms (except as otherwise provided herein), in its entirety only , by providing Landlord with written notice of exercise ("Notice of Exercise") within five
                 (5) business days after the receipt of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice if:

                          1. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Advice; or

                          2. the Premises, or any portion thereof, is sublet to any party other than Railcar Management, Inc. at the time Landlord would otherwise deliver the Advice; or

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                          3.      the Lease has been assigned to any party other
                          than Railcar Management, Inc., pursuant to an assignment requiring Landlord's consent under the Lease, prior to the date Landlord would otherwise deliver the Advice; or

                          4. the Offer Space is not intended for the exclusive use of Tenant during the Lease Term unless by Railcar Management, Inc.; or

                          5. the Tenant is not occupying the Premises on the date Landlord would otherwise deliver the Advice unless such date is prior to the Substitution Effective Date of the Lease or unless the Premises are occupied by Railcar Management, Inc.; or

                          6. less than twelve (12) months remain in the Lease Term (as extended or renewed) as of the date Landlord reasonably determines the commencement date for the lease of such Offer Space will occur.

         B. The Offer Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offer Space or the date the term for such Offer Space commences, unless the Advice specifies an allowance for work to be performed by Landlord in the Offer Space, in which case Landlord shall perform work in the Offer Space as specified by Tenant, and approved by Landlord, equal to such allowance plus such other work as the parties shall agree. Rental on such Offer Space shall not commence until such work is substantially complete pursuant to Article III of the Lease and subject to any delays caused by Tenant as defined by Article III of the Lease.

         C. The rights of Tenant hereunder with respect to the applicable Offer Space shall terminate on the earlier to occur of (i) Tenant's failure to exercise its Right of First Offer within the five (5) business day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above. Notwithstanding the foregoing, if Landlord does not enter into a lease for the Offer Space with the Prospect or any other prospect on substantially those terms specified in the Advice within a period of four (4) months following the date of the Advice (or the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of those conditions set forth in the Paragraph A above), Tenant shall once again have a Right of First Offer with respect to the Offer Space.

         D.      1.       If Tenant exercises its Right of First Offer, Landlord
                 shall prepare an amendment (the "Offer Space Amendment") adding the Offer Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms.

                 2. The term for the Offer Space shall commence upon the commencement date stated in the Advice unless otherwise agreed in writing to by Landlord and Tenant and thereupon such Offer Space shall be considered a part of the Premises, provided that, except as otherwise provided herein, all of the terms stated in the Advice (including, without limitation, the expiration date set forth in the Advice) shall govern Tenant's leasing of the Offer Space and, only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Offer Space. Notwithstanding the foregoing, provided Tenant's remaining Lease Term from the commencement date of the Offer Space

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                 term is no less than thirty-six (36) months, the expiration date for the term of the Offer Space shall be coterminous with the Expiration Date of the Lease and all applicable terms, e.g. allowance for improvements and other concessions, stated in the Advise shall be pro-rated accordingly for the lesser term, if any, from that stated in the Advice.

                 3. Tenant shall be entitled to two (2) unassigned parking spaces per 1,000 useable square feet of Offer Space leased at the then current market rate for said parking spaces.

                 4. A copy of the Offer Space Amendment shall be (i) sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise, and (ii) executed by Tenant and returned to Landlord within fifteen (15) business days thereafter.

         E. Notwithstanding the foregoing, if any Offer Space is vacant at any time prior to Landlord s submittal of an Advice, Tenant shall have the right to lease such Offer Space at the Prevailing Market Rate for new space and such other mutually acceptable terms and conditions as the parties shall agree in good faith. If Tenant leases only a portion of the available Offer Space, the balance which Tenant does not lease shall be tenantable and marketable in the sole discretion of the Landlord, reasonably exercised.

         XI.     PARKING.

         1. Effective November 1, 1996 and during the Extended Term, Landlord shall make available to Tenant, up to twenty (20) unreserved parking spaces (the "Spaces") in the parking garage attached to the Building (the "Garage") for the use of Tenant and its employees in common with all other users of the Garage. The charge for said Spaces shall be the market rate, which is subject to change. Notwithstanding the foregoing, (i) the charge for said Spaces shall not increase to more than $70.00 per space per month during the Extended Term; (ii) during the period beginning December 27, 1996 and ending December 26, 1997, eight (8) of said Spaces shall be granted to Tenant at no charge; and (iii) during the period beginning December 27, 1997 and ending April 30, 1998, seven (7) of said Spaces shall be granted to Tenant at no charge. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of Spaces set forth above.

         2. Except for particular spaces and areas designated by Landlord for reserved parking, all parking in the Building garage (the "Garage") shall be on an unreserved, first-come, first-served basis.

         3. Except as caused by Landlord's gross negligence or willful misconduct, Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Garage or the surface parking areas regardless of whether such loss or theft occurs when the Garage or other areas therein are locked or otherwise secured. Except as caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable for any loss, injury or damage to persons using the Garage or the surface parking areas or automobiles or other property therein, it being agreed that, to the fullest extent otherwise permitted by law, the use of the Spaces shall be at the sole risk of Tenant and its employees.

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

         4. Landlord shall have the right from time to time to designate the location of the Spaces and to promulgate reasonable rules and regulations regarding the Garage, the surface parking areas, if any, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

         5. Tenant shall not store or permit its employees to store any automobiles in the Garage or on the surface parking areas without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Garage or on the surface parking areas overnight, Tenant shall, to the extent reasonably practical, provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

         6. Landlord shall have the right to temporarily close the Garage or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Garage or the surface parking areas, if any.

         7. Tenant shall have the right to assign or sublease any of the Spaces, up to two (2) spaces per 1,000 useable square feet of office space assigned or subleased in accordance with the terms of Article XIII of the Lease. Landlord shall have the right to terminate this
         Article XI with respect to any Spaces above two (2) spaces per 1,000 useable square feet of office space that Tenant desires to sublet or assign. This paragraph 7 shall not apply to any assignment or subletting pursuant to Article XII below.

         8. Landlord may elect to provide parking cards or keys to control access to the Garage or surface parking areas. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

         XII. ASSIGNMENT AND SUBLETTING. Notwithstanding any provision in the Lease to the contrary, Tenant shall have the right to assign or sublease the Lease (or any rights or interest hereunder, including, without limitation, a portion of the Premises, parking spaces and Right of First Offer) to Railcar Management, Inc. without the consent of Landlord.

         XIII.   NOTICES ADDRESSES.

         Tenant:

         Prior to the Relocation Effective Date, notices shall be sent to Tenant at the following address:

         1819 Peachtree Road, N.E.
         Suite 315
         Atlanta, Georgia  30309

         On or after the Relocation Effective Date, notices shall be sent to Tenant at the following address:

         1819 Peachtree Road, N.E.
         Suite 455
         Atlanta, Georgia  30309

         Landlord:

         1819 Peachtree Road, N.E.
         Suite 420
         Atlanta, Georgia  30309

         Attention: Building Manager

         With a copy to:

         Equity Office Properties, L.L.C.
         Two North Riverside Plaza
         Suite 2200
         Chicago, Illinois  60606
         Attention:  General Counsel

         Payment of Rent only shall be made payable to the order of First Capital Institutional Real Estate, Ltd.-1 at the following address:

         1819 Peachtree Road, N.E.
         Suite 420
         Atlanta, Georgia  30309

         IX.     MISCELLANEOUS

         A. This Second Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional or written representations or agreements.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease (excluding this Second Amendment) shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease (excluding this Second Amendment) and this Second Amendment, the provisions of this Second Amendment shall govern and control.

         D. Submission of this Second Amendment by Landlord is not an offer to enter into this Second Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Second Amendment until Landlord has executed and delivered same to Tenant.

         E. The capitalized terms used in this Second Amendment shall have the same definitions as set forth in the Lease (excluding this Second Amendment) to the extent that such capitalized terms are defined therein and not redefined in this Second Amendment.

         F. Landlord and Tenant each warrant and represent to the other that it has had no dealings with any real estate broker, agent or finder in connection with the negotiations of this Second Amendment excepting Cushman & Wakefield of Georgia, Inc. ("Broker") and Equity Office Properties, L.L.C. ("Co-Broker"), collectively (the "Brokers") and it knows of no other real estate broker, agent or finder other than the Brokers who represented Tenant in the original Lease, who is entitled to any commission in connection with this Second Amendment. Landlord and Tenant each covenant and agree to defend, indemnify and hold the other harmless from and against any and all loss, liability, damage, claim, judgment, cost or expense (including, but not limited to, attorneys' fees and expenses and court costs) that may be incurred or suffered by the other because of any claim for any fee, commission or similar compensation with respect to this Second Amendment made by any broker, agent or finder except for Brokers claiming to have dealt with the indemnifying party whether or not such claim is meritorious. Landlord agrees to pay the commission due Brokers in connection with this Second Amendment pursuant to a separate written commission agreement. The parties hereby acknowledge that Cushman & Wakefield of Georgia, Inc. has represented Tenant in this transaction and Equity Office Properties, L.L.C., has represented Landlord in this transaction.

         G. Landlord acknowledges that Tenant is a wholly-owned subsidiary of Progress Rail Services Corporation.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


WITNESSES; ATTESTATION                 LANDLORD:First Capital Institutional Real
                                       Estate Ltd.-1


                                       BY:  EQUITY OFFICE HOLDINGS, L.L.C.,
                                       a Delaware limited liability company, as
                                       agent

                                       By:______________________________________
__________________________________

Name (print):_____________________     Name:____________________________________

__________________________________     Title:___________________________________

Name (print):_____________________     Date:____________________________________


                                       TENANT:   Railcar, Ltd.,
                                       a Georgia corporation

                                       By:______________________________________
__________________________________

Name (print):_____________________     Name:____________________________________

__________________________________     Title:___________________________________

Name (print):_____________________     Date:____________________________________

                                   EXHIBIT A

        This Exhibit is attached to and made a part of the Second Amendment dated ____________________, 1996, by and between First Capital Institutional Real Estate Ltd.-1, ("Landlord"), by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company and Railcar, Ltd., a Georgia corporation ("Tenant") for space in the Building located at 1819 Peachtree Road, N.E. Atlanta, Georgia.


        The Substitution Space shall consist of 5,465 rentable square feet described as Suite 455 located on the fourth (4th) floor in the Building commonly known as Peachtree Palisades East in the approximate location outlined below:

                                   EXHIBIT B

        This Exhibit is attached to and made a part of the Second Amendment dated ____________________, 1996, by and between First Capital Institutional Real Estate Ltd.-1, ("Landlord"), by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company and Railcar Ltd., a Georgia corporation ("Tenant") for space in the Building located at 1819 Peachtree Road, N.E. Atlanta, Georgia.


        The Offer Spaces shall consist of 2,627 rentable square feet located on the fourth (4th) floor and 2,581 rentable square feet location on the fourth
(4th) floor in the Building commonly known as Peachtree Palisades East in the approximate locations outlined below

                                   EXHIBIT C


                              TURN-KEY WORK LETTER
                              --------------------


        This Exhibit is attached to and made a part of the Second Amendment dated _________________________, 1996 by and between First Capital Institutional Real Estate Ltd. - 1, by its agent Equity Office Holdings, L.L.C., a Delaware limited liability corporation ("Landlord") and Railcar, Ltd., a Georgia corporation ("Tenant") for space in the Building located at 1819 Peachtree Road, Atlanta, Georgia.


        1. This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant's occupancy. All improvements described in this Work Letter to be constructed in and upon the Premises by Landlord are hereinafter referred to as the "Landlord Work." It is agreed that construction of the Landlord Work is intended to be "turn-key" and will be completed at Landlord's sole cost and expense. Notwithstanding the foregoing, Landlord and Tenant acknowledge that Plans (hereinafter defined) for the Landlord Work have not yet been priced and, therefore, it is impossible to determine the exact cost of the Landlord Work at this time. Accordingly, Landlord and Tenant agree that Landlord's obligation to pay for the cost of Landlord Work shall be limited to Sixty Thousand One Hundred Fifteen and 00/100 Dollars ($60,115.00) (the "Maximum Amount") and that Tenant shall be responsible for the cost of Landlord Work to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord; provided however, Landlord shall not commence construction until Tenant has approved the final construction amount. Notwithstanding the foregoing, any delay in completion of Landlord Work as a result of Tenant's non-approval of the final construction amount shall be deemed a Delay under this Second Amendment. In addition, Landlord shall have the right to select and\or approve of any subcontractors used in connection with the Landlord Work.

        2. Space planning, architectural and engineering (mechanical, electrical and plumbing) drawings for the Landlord Work shall be prepared at Landlord's sole cost and expense, provided that such costs shall be included in the cost of Landlord Work for purposes of determining if the Maximum Amount is exceeded. The space planning, architectural and mechanical drawings are collectively referred to herein as the "Plans".

        3. Tenant shall furnish any requested information and approve or disapprove any preliminary or final layout, drawings, or plans within five (5) Business Days after written request. Any disapproval shall be in writing and shall specifically set forth the reasons for such disapproval. Tenant and Tenant s Architect shall devote such time in consultation with Landlord and Landlord's engineer as may be required to provide all information Landlord deems necessary in order to enable Tenant's Architect and engineer to complete, and obtain Tenant's written approval of the Plans for the Landlord Work by not later than November 11, 1996 (the "Plans Due Date"). In the event that Tenant fails to approve the Plans by the Plans Due Date, Tenant shall be responsible for one
(1) day of Delay (as defined in the Lease) for each day during the period beginning on the day following the Plans Due Date and ending on the date Tenant approves the Plans.

        4. Prior to commencing any construction of Landlord Work, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within five (5) Business Days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

        5. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Maximum Amount (such amounts exceeding the Maximum Amount being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, to the extent actually incurred, upon demand, provided Landlord notifies Tenant of any Excess Costs to be incurred prior to performance of the related Landlord Work. In the event the Maximum Amount exceeds the cost of Landlord Work, any remaining Maximum Amount shall be applied to Tenant's Base Rental. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

        6. If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord and Tenant, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof upon demand to the extent that the cost of performing such revision cause the cost of Landlord Work to exceed the Maximum Amount. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost, if any, which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) business days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Delay in completion of the Premises resulting therefrom. In the event such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Maximum Amount, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 5 hereof and Tenant shall pay such Excess Costs to the extent actually incurred upon demand.

        7. Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of the estimated date for substantial completion of the Landlord Work.

        8. Notwithstanding anything herein to the contrary, Landlord shall enforce against contractor all terms and conditions of Landlord's construction contract with contractor prior to imposing Excess Costs on Tenant.

        9. This Exhibit C shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

ATTEST: LANDLORD: FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD-1, a Delaware limited liability company

                                       BY:  EQUITY OFFICE HOLDINGS, L.L.C. a
                                       Delaware limited liability company, as
                                       agent

_____________________________          By:____________________________________

Name (print):________________          Name:__________________________________

_____________________________          Title:_________________________________

Name (print):________________          Date:__________________________________

ATTEST:                                TENANT:  Railcar, Ltd.,
                                       a Georgia corporation


_____________________________          By:____________________________________

Name (print):________________          Name:__________________________________

_____________________________          Title:_________________________________

Name (print):________________          Date:__________________________________

                                SECOND AMENDMENT

         This Second Amendment (the "Second Amendment") is made and entered into as of the 4th day of December, 1996, by and between First Capital Institution Real Estate Ltd.-1, ("Landlord") by its agent, Equity Office Holdings, L.L.C., a Delaware limited liability company and Railcar Management, Inc., a Georgia corporation ("Tenant").

                                   WITNESSETH

         WHEREAS, Landlord and Tenant are parties to that certain Lease dated the 27th day of May, 1993 currently containing approximately 15,240 rentable square feet of space described as Suite No. 303 on the third (3rd) floor ("Original Premises") of the building commonly known as Peachtree Palisades East and the address of which is 1819 Peachtree Road (the "Building"), which lease has been previously amended or assigned by instrument(s) dated October 19, 1994 and is hereby further amended (as so amended, the "Lease" unless the context herein requires otherwise) (collectively the "Lease"); and

         WHEREAS, Tenant has requested that additional space consisting of approximately 3,803 rentable square feet described as Suite 315 on the third
(3rd) floor of the Building shown on Exhibit A attached hereto (the "Expansion Space") be added to the Premises and that the Lease be appropriately amended (the Original Premises and Expansion Space are sometimes collectively referred to as the "Premises"), and Landlord is willing to do the same on the terms and conditions set forth below;

         WHEREAS, the Lease by its terms shall expire on April 30, 1998 ("Prior Termination Date"), and the parties desire to extend the Lease, all on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         I. EXPANSION. Effective as of the Expansion Effective Date (as hereinafter defined), the Premises is increased from 15,240 rentable square feet on the third (3rd) floor to 19,043 rentable square feet on the third (3rd) floor by the addition of the Expansion Space. The Lease term for the Expansion Space shall commence on the Expansion Effective Date and end on the Extended Termination Date (as hereinafter defined). The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions (which are non-remedial in nature, e.g., other than abatement due to condemnation, casualty, etc.) granted with respect to the Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

         A.      The Expansion Effective Date shall be the earlier to occur of
(i) December 27, 1996 ("Target Expansion Effective Date"), and (ii) the date upon which Landlord's improvement work in the Expansion Space (the "Landlord Work") has been substantially completed; provided, however, that if Landlord shall be delayed in substantially completing the Landlord Work in the Expansion Space as a result of the occurrence of any of the following (a "Delay"):

                 1. Tenant's failure to furnish information reasonably requested or to respond to any reasonable request by Landlord for any approval or information within any time period prescribed or, if no time period is prescribed, then within two
                 (2) Business Days of such request; or

                 2. Tenant's insistence on materials, finishes or installations that have long lead times after having first been informed by Landlord that such materials, finishes or installations will cause a Delay; or

                 3. Changes in any plans and specifications mutually agreed by Landlord and Tenant; or

                 4. The performance or nonperformance by a person or entity employed by Tenant in the completion of any work (all such work and such persons or entities being subject to the prior approval of Landlord); or

                 5. Any request by Tenant that Landlord delay the completion of any of Landlord Expansion Work; or

                 6. Any breach or default by Tenant in the performance of Tenant's obligations under the Lease; or

                 7. Any delay resulting from Tenant's having taken possession of the Expansion Space for any reason prior to substantial completion of the Landlord Expansion Work; or

                 8. Any other delay chargeable to Tenant, its agents, employees or independent contractor; or

                 9.       Any other cause reasonably beyond Landlord's control;

         then, for purposes of determining the Expansion Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any such Delay(s); provided, however, the Expansion Effective Date shall in no event be later than December 27, 1996. Notwithstanding anything herein to the contrary, the Expansion Effective Date will be deferred beyond December 27, 1996 to the extent substantial completion occurs thereafter due to Landlord fault or delay or contractor fault or delay in completing Landlord Work beyond the date submitted in contractor s bid for construction. The Expansion Space shall be deemed to be substantially completed on the date that Landlord's architect reasonably determines that all Landlord Expansion Work has been performed (or would have been performed absent any Delays), other than any details of construction, mechanical adjustment or any other matter, the noncompletion of which does not materially interfere with Tenant's use of the Expansion Space. The adjustment of the Expansion Effective Date, if any, and, accordingly, the postponement of Tenant's obligation to pay Rent on the Expansion Space, shall be Tenant's sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Expansion Space not being ready for occupancy by Tenant on the Target Expansion Effective Date.

         B. As of the date of execution of this Second Amendment, the Expansion Space is occupied by Railcar, Ltd., an affiliate of Tenant. Landlord is negotiating with Railcar, Ltd. to relocate it to other space in the Building. The parties hereto agree that if Landlord fails to deliver the Expansion Space on or before the Target Expansion Effective Date as a result of continued occupancy of the Expansion Space by Railcar, Ltd., such delay shall not delay the Expansion Effective Date nor shall it subject Landlord to any liability for any loss or damage resulting therefrom; provided however, Tenant shall have no obligation to pay rental on the Expansion Space so long as Railcar, Ltd. is paying rental thereon.

         II. EXTENSION. The remaining Lease Term is hereby modified from one (1) year, four (4) months, and five (5) days expiring on April 30, 1998 ("Prior Termination Date") to sixty (60) months, ("Extended Lease Term") expiring on December 26, 2001 ("Extended Termination Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Termination Date ("Extension Date") and ending on the Extended Termination Date shall be referred to herein as the "Extended Term."

         III.    MONTHLY BASE RENTAL.

         A. Original Premises Through Prior Termination Date. The Base Rental, Additional Base Rental and all other charges under the Lease shall be payable as provided therein with respect to the Original Premises through and including the Prior Termination Date.

         B. Original Premises From and After Extension Date. As of the Extension Date, the schedule of monthly installments of Base Rental payable with respect to the Original Premises for the Extended Lease Term is the following:

         Tenant shall pay Landlord the sum of Nine Hundred Thirty-one Thousand Two Hundred Thirty-seven and 74/100 Dollars ($931,237.74) as Base Rental for the Original Premises for the Extended Term in forty- four
         (44) monthly installments as follows:

         (i.)    Twelve (12) equal installments of Twenty Thousand Three Hundred
         Twenty and 00/100 Dollars ($20,320.00) each payable on or before the first day of each month during the period beginning May 1, 1998 and ending April 30, 1999.

         (ii.)   Thirty-one (31) equal installments of Twenty-one Thousand Five
         Hundred Ninety and 00/100 Dollars ($21,590.00) each payable on or before the first day of each month during the period beginning May 1, 1999 and ending November 30, 2001.

         (iii.) One (1) equal installment of Eighteen Thousand One Hundred Seven and 74/100 Dollars ($18,107.74) payable on or before the first day of the month during the period beginning December 1, 2001 and ending December 26, 2001.

         All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

         C. Expansion Space From Expansion Effective Date Through Extended Termination Date. As of the Expansion Effective Date, the schedule of monthly installment of Base Rental payable with respect to the Expansion space for the balance of the Lease Term and the Extended Lease Term is the following:

         Tenant shall pay Landlord the sum of Three Hundred Seven Thousand Two Hundred Thirty and 21/100 ($307,230.21) as Base Rental for the Extended Term in sixty (62) installments (reduced by any installments in accordance with the following schedule due before the Expansion Effective Date) as follows:

         (i.)    One (1) installment of  Six Hundred Ninety and 06/100 Dollars
         ($690.06) payable on or before the first day of each month during the period beginning December 27, 1996 and ending December 31, 1996.

         (ii.)   Four (4) equal installments of Four Thousand Two Hundred
         Seventy-eight and 38/100 Dollars ($4,278.38) each payable on or before the first day of each month during the period beginning January 1, 1997 and ending April 30, 1997.

         (iii.) Twelve (12) equal installments of Four Thousand Seven Hundred Fifty-three and 75/100 Dollars ($4,753.75) each payable on or before the first day of the month during the period beginning May 1, 1997 and ending April 30, 1998.

         (iv.)   Twelve (12) equal installments of Five Thousand Seventy and
         67/100 Dollars ($5,070.67) each payable on or before the first day of each month during the period beginning May 1, 19998 and ending April 30, 1999.

         (v.)    Thirty-one (31) equal installments of Five Thousand Three
         Hundred Eighty-seven and 58/100 Dollars ($5,387.58) each payable on or before the first day of each month during the period beginning May 1, 1999 and ending November 30, 2001.

         (vi.)   One (1) installment of Four Thousand Five Hundred Eighteen and
         61/100 Dollars (4,518.61) payable on or before the first day of the month during the period beginning December 1, 2001 and ending December 26, 2001.

         All such Base Rental shall be payable by Tenant in accordance with the terms of Article V of the Lease.

         IV.     TENANT'S PRO RATA SHARE.

         A. For the period commencing with the Expansion Effective Date and ending the Extended Termination Date, (i) Tenant's Pro Rata Share for the Expansion Space is Two and Ninety-six One Hundredths percent (2.96%), (ii) for purposes of Exhibit B-2, the Base Year for computation of Tenant's Pro Rata Share of Basic Costs applicable to the Expansion Space is 1996 and Tenant's obligation to pay Additional Base Rental with regard to the Expansion Space shall not commence until January 1, 1998.

         B. For purposes of Exhibit B-2, effective May 1, 1998, the Base Year for computation of Tenant's Pro Rata Share of Basic Costs applicable to the Original Premises shall be 1996.

         C. Any Additional Base Rental and other operating expense allocations for any period shall be determined on a weighted average of those Tenant's Pro Rata Share percentages and Base Year amounts as are applicable during the period.

         V.      IMPROVEMENTS TO THE PREMISES AND EXPANSION SPACE.

         A. Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as expressly provided otherwise in Exhibit C of this Second Amendment.

         B. COMPLETION OF LANDLORD WORK. If Landlord Work is incomplete on the Expansion Effective Date for any reason whatsoever, the Expansion Effective Date shall not be postponed or delayed except as otherwise provided in Article I.A. herein. Tenant acknowledges than any incomplete Landlord Work will be performed by Landlord during Normal Business Hours after the Expansion Effective Date unless postponed as provided herein. Landlord and Tenant agree to cooperate with each other in order to enable Landlord Work to be performed in a timely manner and with as little inconvenience to the operation of Tenant s business as is reasonably possible. Notwithstanding anything herein to the contrary, any delay in the completion of Landlord Work or inconvenience suffered by Tenant during the performance of Landlord Work shall not subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent of other sums payable under the Lease; provided however, if Landlord Work is not complete due to fault or delay of Landlord or contractor which delays completion of Landlord Work beyond the date submitted by contractor in bid for completion of Landlord Work, then Rental for the Expansion Space shall abate until substantial completion of Landlord Work.

         VI. EARLY ACCESS TO EXPANSION SPACE. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rental or Additional

Base Rental as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease, and Tenant shall pay Base Rental and Additional Base Rental as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

         VII.    RENEWAL OPTION

         A. Tenant shall have the right to extend the Lease Term as to all space then leased for one (1) additional period of five (5) years (the "Renewal Term"), if:

                 1. Landlord receives notice of exercise ("Non-Binding Renewal Notice") not less than twelve (12) full calendar months prior to the expiration of the Extended Lease Term and Binding Renewal Notice (hereinafter defined) not less than ten (10) full calendar months prior to the expiration of the Extended Lease Term; and

                 2. Tenant is not in default under the Lease at the time that Tenant delivers its Non-Binding Renewal Notice and Binding Renewal Notice; and

                 3. No part of the Premises is sublet to any party other than Railcar, Ltd. at the time that Tenant delivers its Non-Binding Renewal Notice and Binding Renewal Notice; and

                 4. The Lease has not been assigned to any party other than Railcar, Ltd. pursuant to an assignment requiring Landlord's consent under the Lease on the date that Tenant delivers its Non-Binding Renewal Notice and on the date Tenant delivers its Binding Renewal Notice; and

                 5. Tenant executes and returns the Renewal Amendment (hereinafter defined) within fifteen (15) days after its submission to Tenant.

         B. The Initial Base Rental rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market Rate (hereinafter defined) per rentable square foot.

         C. Tenant shall pay Additional Base Rental (i.e. Basic Costs) for the Premises during the Renewal Term in accordance with Exhibit B-2 of the Lease, as amended by paragraph V above.

         D. Tenant shall be entitled to no less than two (2) unassigned parking spaces per 1,000 useable square feet of office space leased during the Renewal Term at the then current market rate for said spaces.

         E. Within thirty (30) days after receipt of Tenant's Non-Binding Renewal Notice, Landlord shall advise Tenant of the applicable Base Rental rate for the Premises for the Renewal Term. If Tenant desires to lease the Premises for the Renewal Term at such rate, Tenant shall give Landlord final binding written notice ("Binding Renewal Notice") no later than ten (10) months prior to the expiration of the Extended Term (the "Notification Deadline"). If Tenant disagrees with Landlord's determination of the applicable Base Rental rate, Tenant, within thirty (30) days after the date on which Landlord advises Tenant of such rate, shall provide Landlord with a written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Renewal Notice or a Rejection Notice by the Notification Deadline, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Renewal Notice, Landlord and Tenant shall enter into the Renewal Amendment upon the terms and conditions set forth therein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith to agree upon the Prevailing Market Rate for the Premises during the Renewal Term. Upon agreement Tenant shall provide Landlord with a Binding Renewal Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions thereof.

         F. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rental, Lease Term, Termination Date and other appropriate terms. The Renewal Amendment shall be:

                 1. Sent to Tenant within a reasonable time after receipt of the Binding Renewal Notice; and

                 2. Executed by Tenant and returned to Landlord in accordance with paragraph A.5 above.

         G. For purposes hereof, "Prevailing Market Rate" shall mean the arms length fair market annual rental rate per rentable square foot for renewal leases and amendments entered into on or about the date on which the Prevailing Market Rate is being determined hereunder for space comparable to the Premises, in the Building and office buildings comparable to the Building in the Midtown Atlanta market. The determination of Prevailing Market Rate shall take into account any material economic differences between the terms of this Lease and any comparable lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of Prevailing Market Rate shall also take into consideration any reasonably anticipated changes in the Prevailing Market Rate from the time such Prevailing Market Rate is being determined and the time such Prevailing Market Rate will become effective under this Lease.

         VIII.   RIGHT OF FIRST OFFER.

         A. Effective November 1, 1998 or such earlier date if said space(s) become(s) available prior to November 1, 1998 Tenant shall have an ongoing Right of First Offer through the Extended Lease Term on the 8,625 rentable square feet located on the second (2nd) floor of the Building (current lease expires 7/31/99), the 1,061 rentable square feet located on the second (2nd) floor of the Building (current lease expires 5/31/99), and the 2,689 rentable square feet located on the second (2nd) floor of the Building (current lease expires 5/31/99) described in Exhibit B attached hereto, (collectively, the "Offer Space"), which Right of First Offer shall be exercised as follows: when Landlord has a bonafide prospective third party tenant or existing tenant ("Prospect") interested in leasing all or any portion of the Offer Space or renewing or extending an existing lease with respect thereto (or otherwise amending an existing lease, the effect of which would be to allow an existing tenant or any other party the right to continue leasing or using such Offer Space beyond the date such right would terminate but for such amendment), Landlord shall advise Tenant in writing (the "Advice") of the terms under which Landlord is prepared to lease the Offer Space (or applicable portion thereof) to such Prospect, and Tenant may lease such Offer Space, under such terms (or as provided otherwise herein), in its entirety only, by providing Landlord with written notice of exercise ("Notice of Exercise") within five (5) business days after the receipt of the Advice, except that Tenant shall have no such Right of First Offer and Landlord need not provide Tenant with an Advice if:

                 1. Tenant is in default under the Lease at the time Landlord would otherwise deliver the Advice; or

                 2. the Premises, or any portion thereof, is sublet to any party other than Railcar, Ltd. at the time Landlord would otherwise deliver the Advice; or

                 3. the Lease has been assigned to any party other than Railcar, Ltd. pursuant to an assignment requiring Landlord s consent under the Lease, prior to the date Landlord would otherwise deliver the Advice; or

                 4. the Offer Space is not intended for the exclusive use of Tenant during the Lease Term unless by Railcar, Ltd.; or

                 5. the Tenant is not occupying the Premises on the date Landlord would otherwise deliver the Advice unless such date is prior to the Expansion Effective Date of the Lease or unless the Premises are occupied by Railcar, Ltd.; or

                 6. less than twelve (12) months remain in the Lease Term (as extended or renewed) as of the date Landlord reasonably determines the commencement date for the lease of such Offer Space will occur.

         B. The Offer Space (including improvements and personalty, if any) shall be accepted by Tenant in its condition and as-built configuration existing on the earlier of the date Tenant takes possession of the Offer Space or the date the term for such Offer Space commences, unless the Advice specifies an allowance for work to be performed by Landlord in the Offer Space, in which case Landlord shall perform work in the Offer Space as specified by Tenant, and approved by Landlord equal to such allowance plus such other work as the parties shall agree. Rental on such Offer Space shall not commence until such work is substantially complete pursuant to Article III of the Lease and subject to any delays caused by Tenant as defined by Article III of the Lease.

         C. The rights of Tenant hereunder with respect to the applicable Offer Space shall terminate on the earlier to occur of (i) Tenant's failure to exercise its Right of First Offer within the five (5) business day period provided in paragraph A above, and (ii) the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of the conditions set forth in Paragraph A above. Notwithstanding the foregoing, if Landlord does not enter into a lease for the Offer Space with the Prospect or any other prospect on substantially those terms specified in the Advice within a period of four (4) months following the date of the Advice (or the date Landlord would have provided Tenant an Advice if Tenant had not been in violation of one or more of those conditions set forth in Paragraph A above), Tenant shall once again have a Right of First Offer with respect to the Offer Space.

         D.      1.       If Tenant exercises its Right of First Offer, Landlord
                 shall prepare an amendment (the "Offer Space Amendment") adding the Offer Space to the Premises on the terms set forth in the Advice and reflecting the changes in the Base Rental, Rentable Area of the Premises, Tenant's Pro Rata Share and other appropriate terms.

                 2. The term for the Offer Space shall commence upon the commencement date stated in the Advice unless otherwise agreed in writing to by Landlord and Tenant and thereupon such Offer Space shall be considered a part of the Premises, provided that, except as otherwise provided herein, all of the terms stated in the Advice (including, without limitation, the expiration date set forth in the Advice) shall govern Tenant's leasing of the Offer Space and, only to the extent that they do not conflict with the Advice, the terms and conditions of this Lease shall apply to the Offer Space. Notwithstanding the foregoing, provided Tenant's remaining Lease Term from the commencement date of the Offer Space term is no less than thirty-six (36) months, the expiration date for the term of the Offer Space shall be coterminous with the Expiration Date of the Lease, and all applicable terms, e.g., allowance for improvements and other concessions, stated in the Advise shall be pro-rated accordingly for the lesser term, if any, from that stated in the Advice.

                 3. Tenant shall be entitled to two (2) unassigned parking spaces per 1,000 useable square feet of Offer Space leased at the then current market rate for said spaces.

                 4. A copy of the Offer Space Amendment shall be (i) sent to Tenant within a reasonable time after Landlord's receipt of the Notice of Exercise, and (ii) executed by Tenant and returned to Landlord within fifteen (15) business days hereafter.

         E. Notwithstanding the foregoing, if any Offer Space is vacant at any time prior to Landlord's submittal of an Advice, Tenant shall have the right to lease such Offer Space, at the Prevailing Market Rate for new space and such other mutually acceptable terms and conditions as the parties agree in good faith. If Tenant leases only a portion of the available Offer Space, the balance shall be tenantable and marketable in the sole discretion of Landlord, reasonably exercised.

         IX.     PARKING.

         1. Per the terms of the Lease (excluding this Second Amendment), Tenant currently is entitled to fifty-four (54) unassigned parking spaces. Twenty-seven (27) of said spaces are currently available at no cost to Tenant. Effective upon the Expansion Effective Date, Tenant shall be entitled to sixty-eight (68) unassigned parking spaces. During the period beginning December 27, 1996 and ending December 26, 1997, thirty-one (31) of said spaces shall be available to Tenant at no cost to Tenant. During the period beginning December 27, 1997 and ending April 30, 1998, twenty-seven (27) of said spaces shall be available to Tenant at no cost to Tenant.

         2. Effective May 1, 1998 and during the Extended Term, Landlord shall make available to Tenant, up to sixty-eight (68) unreserved parking spaces (the "Spaces") in the parking garage attached to the Building (the "Garage") for the use of Tenant and its employees in common with all other users of the Garage. The charge for said Spaces shall be the market rate, which is subject to change. Notwithstanding the foregoing, the charge for said Spaces shall not increase to more than $70.00 per space per month during the Extended Term. No deductions or allowances shall be made for days when Tenant or any of its employees does not utilize the parking facilities or for Tenant utilizing less than all of the Spaces. Tenant shall not have the right to lease or otherwise use more than the number of Spaces set forth above.

         3. Except for particular spaces and areas designated by Landlord for reserved parking, all parking in the Building garage (the "Garage") shall be on an unreserved, first-come, first-served basis.

         4. Except as caused by Landlord's gross negligence or willful misconduct, Landlord shall not be responsible for money, jewelry, automobiles or other personal property lost in or stolen from the Garage or the surface parking areas regardless of whether such loss or theft occurs when the Garage or other areas therein are locked or otherwise secured. Except as caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable for any loss, injury or damage to persons using the Garage or the surface parking areas or automobiles or other property therein, it being agreed that, to the fullest extent otherwise permitted by law, the use of the Spaces shall be at the sole risk of Tenant and its employees.

         5. Landlord shall have the right from time to time to designate the location of the Spaces and to promulgate reasonable rules and regulations regarding the Garage, the surface parking areas, if any, the Spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

         6. Tenant shall not store or permit its employees to store any automobiles in the Garage or on the surface parking areas without the prior written consent of Landlord. Except for emergency repairs, Tenant and its employees shall not perform any work on any automobiles while located in the Garage or on the Property. If it is necessary for Tenant or its employees to leave an automobile in the Garage or on the surface parking areas overnight, Tenant shall, to the extent reasonably practical, provide Landlord with prior notice thereof designating the license plate number and model of such automobile.

         7. Landlord shall have the right to temporarily close the Garage or certain areas therein in order to perform necessary repairs, maintenance and improvements to the Garage or the surface parking areas, if any.

         8. Tenant shall have the right to assign or sublease any of the Spaces, up to two (2) spaces per 1,000 useable square feet of office space assigned or subleased in accordance with the terms of Article XIII of the Lease. Landlord shall have the right to terminate this
         Article XI with respect to any Spaces above two (2) spaces per 1,000 useable square feet of office space, that Tenant desires to sublet or assign. This paragraph 8 shall not apply to any assignment or subletting pursuant to Article X below.

         9. Landlord may elect to provide parking cards or keys to control access to the Garage or surface parking areas. In such event, Landlord shall provide Tenant with one card or key for each Space that Tenant is leasing hereunder, provided that Landlord shall have the right to require Tenant or its employees to place a deposit on such access cards or keys and to pay a fee for any lost or damaged cards or keys.

         X. ASSIGNMENT AND SUBLETTING. Notwithstanding any provision in the Lease to the contrary, Tenant shall have the right to assign or sublease the Premises (or any rights or interest hereunder, including, without limitation, a portion of the Premises, parking spaces and Right of First Offer) to Railcar, Ltd., without the consent of Landlord.

         XI.     NOTICES ADDRESSES.

         Notices shall be sent to Tenant and Landlord at the following addresses:

         Tenant:

         1819 Peachtree Road, N.E.
         Suite 303
         Atlanta, Georgia  30309

         Landlord:

         1819 Peachtree Road, N.E.
         Suite 420
         Atlanta, Georgia  30309

         Attention: Building Manager

         With a copy to:

         Equity Office Properties, L.L.C.
         Two North Riverside Plaza
         Suite 2200
         Chicago, Illinois  60606
         Attention:  General Counsel

         Payment of Rent only shall be made payable to the order of First Capital Institutional Real Estate, Ltd.-1 at the following address:

         1819 Peachtree Road, N.E.
         Suite 420
         Atlanta, Georgia  30309

XII.     MISCELLANEOUS.

         A. This Second Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements.

         B. Except as herein modified or amended, the provisions, conditions and terms of the Lease (excluding this Second Amendment) shall remain unchanged and in full force and effect.

         C. In the case of any inconsistency between the provisions of the Lease (excluding this Second Amendment) and this Second Amendment, the provisions of this Second Amendment shall govern and control. Under no circumstances shall this Second Amendment be deemed to grant Tenant any further right to expand the Premises or extend the Lease beyond such right as expressly provided herein, provided, however, any such additional rights specifically provided Tenant in the Lease are not hereby relinquished or waived.

         D. Submission of this Second Amendment by Landlord is not an offer to enter into this Second Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Second Amendment until Landlord has executed and delivered the same to Tenant.

         E. The capitalized terms used in this Second Amendment shall have the same definitions as set forth in the Lease (excluding this Second Amendment) to the extent that such capitalized terms are defined therein and not redefined in this Second Amendment.

         F. This Second Amendment is contingent on and subject to full execution of the document relocating Railcar, Ltd. from the Expansion Space on the third (3rd) floor of the Building to substitution space located on the fourth (4th) floor of the Building.

         G. Landlord and Tenant each warrant and represent to the other that it has had no dealings with any real estate broker, agent or finder in connection with the negotiations of the Second Amendment excepting Cushman & Wakefield of Georgia, Inc. ("Broker") and Equity Office Properties, L.L.C. ("Co-Broker"), collectively (the "Brokers") and it knows of no other real estate broker, agent or finder other than the Brokers who represented Tenant in the original Lease who is entitled to any commission in connection with this

         Second Amendment. Landlord and Tenant each covenant and agree to defend, indemnify and hold the other harmless from and against any and all loss, liability, damage, claim, judgment, cost or expense (including, but not limited to, attorneys' fees and expenses and court costs) that may be incurred or suffered by the other because of any claim for any fee, commission or similar compensation with respect to the Second Amendment made by any broker, agent or finder except for Brokers claiming to have dealt with the indemnifying party whether or not such claim is meritorious. Landlord agrees to pay the commission due Brokers in connection with this Second Amendment pursuant to a separate written commission agreement. The parties hereby acknowledge that Cushman & Wakefield of Georgia, Inc. has represented Tenant in this transaction and Equity Office Properties, L.L.C., has represented Landlord in this transaction.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


WITNESSES; ATTESTATION                 LANDLORD:First Capital Institutional Real
                                       Estate Ltd.-1

                                       BY:  EQUITY OFFICE HOLDINGS, L.L.C.,
                                       a Delaware limited liability company, as
                                       agent

                                       By:
                                            ------------------------------------
----------------------------------
Name (print): Angel Rivera             Name: Arvid Povilaitis
             ---------------------          ------------------------------------
                                       Title: V.P.
----------------------------------           -----------------------------------
Name (print): Timothy Holder           Date: 12/4/96
             ---------------------          ------------------------------------


                                       TENANT:   Railcar Management, Inc.,
                                       a Georgia corporation

                                       By:
                                          --------------------------------------
----------------------------------
Name (print): Jimmy Duckworth          Name: Debra DeWitt
             ---------------------          ------------------------------------
                                       Title:
----------------------------------           -----------------------------------
Name (print):                          Date: 12/4/96
             ---------------------          ------------------------------------

                                   EXHIBIT A

        This Exhibit is attached to and made a part of the Second Amendment dated 12/4, 1996, by and between First Capital Institutional Real Estate Ltd.-1, ("Landlord"), by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company and Railcar Management, Inc., a Georgia corporation ("Tenant") for space in the Building located at 1819 Peachtree Road, N.E. Atlanta, Georgia.

        The Expansion Space shall consist of 3,803 rentable square feet described as Suite 315 located on the third (3rd) floor in the Building commonly known as Peachtree Palisades East in the approximate location outlined below:

                                   EXHIBIT B

        This Exhibit is attached to and made a part of the Second Amendment dated 12/4, 1996, by and between First Capital Institutional Real Estate Ltd.-1, ("Landlord"), by its agent Equity Office Holdings, L.L.C., a Delaware limited liability company and Railcar Management, Inc., a Georgia corporation ("Tenant") for space in the Building located at 1819 Peachtree Road, N.E. Atlanta, Georgia.


        The Offer Spaces shall consist of 8,625 rentable square feet located on the second (2nd) floor and 1,061 rentable square feet located on the second
(2nd) floor and 2,689 rentable square feet located on the second (2nd) floor in the Building commonly known as Peachtree Palisades East in the approximate locations outlined below:

                                   EXHIBIT C


                              TURN-KEY WORK LETTER
                              --------------------


        This Exhibit is attached to and made a part of the Second Amendment dated 12/4, 1996 by and between First Capital Institutional Real Estate Ltd. - 1, by its agent Equity Office Holdings, L.L.C., a Delaware limited liability corporation ("Landlord") and Railcar Management, Inc., a Georgia corporation ("Tenant") for space in the Building located at 1819 Peachtree Road, Atlanta, Georgia.


        1. This Work Letter shall set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises and Expansion Space for Tenant's occupancy. All improvements described in this Work Letter to be constructed in and upon the Premises and Expansion Space by Landlord are hereinafter referred to as the "Landlord Work." It is agreed that construction of the Landlord Work is intended to be "turn-key" and will be completed at Landlord's sole cost and expense. Notwithstanding the foregoing, Landlord and Tenant acknowledge that Plans (hereinafter defined) for the Landlord Work have not yet been priced and, therefore, it is impossible to determine the exact cost of the Landlord Work at this time. Accordingly, Landlord and Tenant agree that Landlord's obligation to pay for the cost of Landlord Work shall be limited to Fifty-seven Thousand One Hundred Twenty-nine and 00/100 Dollars ($57,129.00) (the "Maximum Amount") and that Tenant shall be responsible for the cost of Landlord Work to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord; provided however, Landlord shall not commence construction until Tenant has approved the final construction amount. Notwithstanding the foregoing, any delay in completion of Landlord Work as a result of Tenant's non-approval of the final construction amount shall be deemed a Delay under this Second Amendment. In addition, Landlord shall have the right to select and\or approve of any subcontractors used in connection with the Landlord Work.

        2. Space planning, architectural and engineering (mechanical, electrical and plumbing) drawings for the Landlord Work shall be prepared at Landlord's sole cost and expense, provided that such costs shall be included in the cost of Landlord Work for purposes of determining if the Maximum Amount is exceeded. The space planning, architectural and mechanical drawings are collectively referred to herein as the "Plans".

        3. Tenant shall furnish any requested information and approve or disapprove any preliminary or final layout, drawings, or plans within five (5) Business Days after written request. Any disapproval shall be in writing and shall specifically set forth the reasons for such disapproval. Tenant and Tenant's Architect shall devote such time in consultation with Landlord and Landlord's engineer as may be required to provide all information Landlord deems necessary in order to enable Tenant's Architect and engineer to complete, and obtain Tenant's written approval of the Plans for the Landlord Work by not later than November 11, 1996 (the "Plans Due Date"). In the event that Tenant fails to approve the Plans by the Plans Due Date, Tenant shall be responsible for one
(1) day of Delay (as defined in the Lease) for each day during the period beginning on the day following the Plans Due Date and ending on the date Tenant approves the Plans.

        4. Prior to commencing any construction of Landlord Work, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Landlord Work, including but not limited to labor and materials, contractor's fees and permit fees. Within five (5) business days thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and any desired changes to the proposed Landlord Work. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

        5. In the event Landlord's estimate and/or the actual cost of construction shall exceed the Maximum Amount (such amounts exceeding the Maximum Amount being herein referred to as the "Excess Costs"), Tenant shall pay to Landlord such Excess Costs, to the extent actually incurred, upon demand, provided Landlord notifies Tenant of any Excess Costs to be incurred prior to performance of the related Landlord Work. In the event the Maximum Amount exceeds the cost of Landlord Work, any remaining Maximum Amount shall be applied to Tenant's Base Rental. The statements of costs submitted to Landlord by Landlord's contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

        6. If Tenant shall request any change, addition or alteration in any of the Plans after approval by Landlord and Tenant, Landlord shall have such revisions to the drawings prepared, and Tenant shall reimburse Landlord for the cost thereof upon demand to the extent that the cost of performing such revision cause the cost of Landlord Work to exceed the Maximum Amount. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the increased cost, if any, which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) business days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises and Expansion Space disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises until it receives notice of Tenant's decision, in which event Tenant shall be responsible for any Delay in completion of the Premises and Expansion Space resulting therefrom. In the event such revisions result in a higher estimate of the cost of construction and/or higher actual construction costs which exceed the Maximum Amount, such increased estimate or costs shall be deemed Excess Costs pursuant to Paragraph 5 hereof and Tenant shall pay such Excess Costs to the extent actually incurred upon demand.

        7. Following approval of the Plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Landlord Work to be constructed substantially in accordance with the approved Plans. Landlord shall notify Tenant of the estimated date for substantial completion of the Landlord Work.

        8. Notwithstanding anything herein to the contrary, Landlord shall enforce against contractor all terms and conditions of Landlord's construction contract with contractor prior to imposing Excess Costs on Tenant.

        9. This Exhibit C shall not be deemed applicable to any additional space added to the Original Premises or Expansion Space at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Original Premises or Expansion Space or any additions to the Premises in the event of a renewal or extension of the Extended Term of this Second Amendment, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease, the Second Amendment or any subsequent amendment or supplement to the Lease.

        IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second Amendment as of the day and year first above written.

ATTEST: LANDLORD: FIRST CAPITAL INSTITUTIONAL REAL ESTATE LTD-1, a Delaware limited liability company

                                       BY:  EQUITY OFFICE HOLDINGS, L.L.C.,
                                       a Delaware limited liability company, as
                                       agent

                                       By:
                                            ------------------------------------
----------------------------------
Name (print): Angel Rivera             Name: Arvid Povilaitis
             ---------------------          ------------------------------------
                                       Title: V.P.
----------------------------------           -----------------------------------
Name (print): Timothy Holder           Date: 12/4/96
             ---------------------          ------------------------------------


                                       TENANT:   Railcar Management, Inc.,
                                       a Georgia corporation

                                       By:
                                          --------------------------------------
----------------------------------
Name (print): Jimmy Duckworth          Name: Debra DeWitt
             ---------------------          ------------------------------------
                                       Title:
----------------------------------           -----------------------------------
Name (print):                          Date: 12/4/96
             ---------------------          ------------------------------------